                                                                    Exhibit 99


                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED APRIL 5, 2001


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2001-4
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

      THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

      THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

      WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY DEAN WITTER
      BANC OF AMERICA SECURITIES LLC
            BANC ONE CAPITAL MARKETS, INC.
                  COMMERZBANK CAPITAL MARKETS
                        CREDIT LYONNAIS SECURITIES
                              RBC DOMINION SECURITIES


      THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

      This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-4 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..............................    Discover Card Master Trust I, Series 2001-4 Floating Rate
                                                     Class A Credit Card Pass-Through Certificates and Discover
                                                     Card Master Trust I, Series 2001-4 Floating Rate Class B
                                                     Credit Card Pass-Through Certificates.

INTEREST RATE....................................    Class A Certificates:  LIBOR plus ___% per year.

                                                     Class B Certificates:  LIBOR plus ___% per year.

                                                     The trustee will calculate interest on the certificates on the basis of the actual number of days elapsed and a 360-day year.

                                                     "LIBOR" will mean the London interbank offered rate for
                                                     one-month United States dollar deposits, determined two
                                                     business days before the start of each interest accrual
                                                     period.

INTEREST PAYMENT DATES............................   The 15th day of each month, or the next business day,
                                                     beginning in May 2001.

EXPECTED MATURITY DATES..........................    Class A Certificates:  April 15, 2004, or the next business day.  If an Amortization Event occurs, the trust will pay
                                                     principal monthly and the final principal payment may be
                                                     made before or after April 15, 2004.

                                                     Class B Certificates:  May 15, 2004, or the next business
                                                     day.  If an Amortization Event occurs, the trust will pay
                                                     principal monthly and the final payment of principal may be made either before or after May 15, 2004.  The trust must
                                                     generally pay all Class A principal before it pays any Class
                                                     B principal.

                                                     An "Amortization Event" is an event that will cause the
                                                     trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..........................    The first business day following October 15, 2006, or if
                                                     October 15, 2006 is not a business day, the second business day following October 15, 2006.  The Series Termination Date is the last day on which the trust will pay principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).....................    The Class B Certificates are subordinated to the Class A
                                                     Certificates, up to a specified dollar amount, known as the
                                                     "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT....................    Initially $65,789,500, which may be reduced, reinstated or increased from time to time.  The Available Subordinated
                                                     Amount will increase by:

                                                     -     $2,631,580 after a Supplemental Credit Enhancement Event, if
                                                           Discover Bank has not made an Effective Alternative Credit
                                                           Support Election;

                                                     -     $23,684,220 after an Effective Alternative Credit Support
                                                           Election, if a Supplemental Credit Enhancement Event has
                                                           occurred; or

                                                     -     $26,315,800 after an Effective Alternative Credit
                                                           Support Election, if a Supplemental Credit
                                                           Enhancement Event has not occurred.

                                                     A "Supplemental Credit Enhancement Event" will occur the
                                                     first time Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an
                                                     additional seller, if any, or reduces this rating below
                                                     BBB-.

                                                     "Effective Alternative Credit Support Election" will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must
                                                     deposit additional funds into the cash collateral account
                                                     discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).....................    Discover Bank will arrange to have a cash collateral account established and funded with $39,473,700 for the direct
                                                     benefit of the Class B investors, the "Credit Enhancement
                                                     Account," on the date the certificates are issued. The
                                                     trustee may withdraw funds from this account to reimburse
                                                     the Class B investors for amounts that would otherwise
                                                     reduce their interest in the trust or affect their interest payments.

                                                     The amount on deposit in this account may decrease or
                                                     increase on future Distribution Dates.  A "Distribution
                                                     Date" is the 15th calendar day of each month, or the next
                                                     business day, beginning in May 2001.

                                                     The maximum amount of Credit Enhancement as of any
                                                     Distribution Date will be:

                                                     Before a Supplemental Credit Enhancement Event or an
                                                     Effective Alternative Credit Support Election

                                                     -     7.5% of the Series Investor Interest as of the end
                                                           of the preceding month, but not less than
                                                            $5,263,160; or

                                                     After a Supplemental Credit Enhancement Event but before an
                                                     Effective Alternative Credit Support Election

                                                     -     8.0% of the Series Investor Interest as of the end
                                                           of the preceding month, but not less than
                                                           $5,263,160; or

                                                     After an Effective Alternative Credit Support Election

                                                     -     12.5% of the Series Investor Interest as of the
                                                           end of the preceding month, but not less than
                                                           $5,263,160.

                                                     However, if an Amortization Event has occurred, the maximum amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date
                                                     immediately before the Amortization Event occurred.

                                                     "Series Investor Interest" will mean $526,316,000 minus

                                                     -     the amount of principal collections on deposit for
                                                           the benefit of investors in this Series, after
                                                           giving effect to losses of principal on
                                                           investments of these funds,

                                                     -     the aggregate amount of principal previously paid
                                                           to investors in this Series, and

                                                     -     the aggregate amount of investor losses resulting
                                                           from accounts in which the receivables have been
                                                           charged-off as uncollectible, after giving effect
                                                           to all provisions in the Series Supplement to
                                                           reimburse these charged-off amounts.

THE RECEIVABLES..................................    The receivables in the Accounts included in the trust as of
                                                     March 1, 2001 totaled $33,962,544,336.62.

GROUP EXCESS SPREAD...............................   The certificates initially will be included in the "Group
                                                     One" group of series.  The three-month rolling average Group
                                                     Excess Spread Percentage, as defined below, was 4.03% for
                                                     the Distribution Date in March 2001.

                                                     "Group Excess Spread Percentage" for any Distribution Date
                                                     is a percentage calculated by multiplying:

                                                     -     twelve, by

                                                     -     an amount for all series in Group One equal to

                                                           -     the total amount of finance charge collections,
                                                                 investment income and other similar collections
                                                                 allocable to each series for the prior calendar
                                                                 month, minus

                                                           -     the total amount of interest and certain fees
                                                                 payable for each series and the amount of
                                                                 receivables allocable to each series that have
                                                                 been charged off as uncollectible for the prior
                                                                 calendar month;

                                                     and then dividing the product by an amount equal to the sum of all investor interests for each series in Group One, in each case for the Distribution Date.

RATING OF THE INVESTOR CERTIFICATES..............    The trust will only issue the certificates if Standard &
                                                     Poor's has rated the Class A Certificates "AAA" and the
                                                     Class B Certificates at least "A" and Moody's Investors
                                                     Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS.............................    Discover Bank believes that employee benefit plans subject to ERISA may acquire Class A Certificates; however, advisers to these plans should consult their own counsel. Employee
                                                     benefit plans subject to ERISA may not acquire the Class B
                                                     Certificates.

LISTING..........................................    Discover Bank expects to list the certificates on the
                                                     Luxembourg Stock Exchange to facilitate trading in non-U.S.
                                                     markets.

                           COMPOSITION OF THE ACCOUNTS

      We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

      GEOGRAPHIC DISTRIBUTION. As of March 1, 2001, the following five states had the largest receivables balances :

                                            PERCENTAGE OF TOTAL
                                                RECEIVABLES
                STATE                     BALANCE IN THE ACCOUNTS
                -----                     -----------------------
                California...........              10.9%
                Texas................               9.1%
                New York.............               7.0%
                Florida..............               6.0%
                Illinois.............               5.2%

      CREDIT LIMIT INFORMATION. As of March 1, 2001, the Accounts had the following credit limits:

                                             RECEIVABLES       PERCENTAGE OF
                                             OUTSTANDING     TOTAL RECEIVABLES
   CREDIT LIMIT                                (000'S)          OUTSTANDING
   ------------                                --------         -----------
   Less than or equal to $1,000.00....       $   366,381            1.1%
   $1,000.01 to $2,000.00.............       $ 1,543,272            4.5%
   $2,000.01 to $3,000.00.............       $ 1,911,062            5.6%
   Over $3,000.00.....................       $30,141,829           88.8%
                                             -----------          ------
     Total............................       $33,962,544          100.0%
                                             ===========          ======

      SEASONING. As of March 1, 2001, 88.7% of the Accounts were at least 24 months old. The ages of Accounts as of March 1, 2001 were distributed as follows:

                                              PERCENTAGE        PERCENTAGE
           AGE OF ACCOUNTS                   OF ACCOUNTS        OF BALANCES
           ---------------                   -----------        -----------
           Less than 12 Months........            2.3%               2.9%
           12 to 23 Months............            9.0%               9.8%
           24 to 35 Months............            4.1%               2.6%
           36 Months and Greater......           84.6%              84.7%
                                                -----              -----
                                                100.0%             100.0%
                                                =====              =====

      SUMMARY CURRENT DELINQUENCY INFORMATION. As of March 1, 2001, the Accounts had the following delinquency statuses:

                                              AGGREGATE
                                               BALANCES       PERCENTAGE
           PAYMENT STATUS                      (000'S)        OF BALANCES
           --------------                     --------        -----------
           Current....................       $29,342,763         86.3%
           1 to 29 Days...............       $ 2,174,072          6.4%
           30 to 59 Days..............       $   805,941          2.4%
           60 to 89 Days..............       $   570,831          1.7%
           90 to 119 Days.............       $   431,986          1.3%
           120 to 149 Days............       $   343,539          1.0%
           150 to 179 Days............       $   293,412          0.9%
                                             -----------        -----
                                             $33,962,544        100.0%
                                             ===========        =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

      GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 2001, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
            STATE                              OF DISCOVER CARD PORTFOLIO
                                                AS OF FEBRUARY 28, 2001
                                                -----------------------
            California..............                     11.5%
            Texas...................                      8.8%
            New York................                      7.2%
            Florida.................                      6.0%
            Illinois................                      5.1%

      No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 2001.

      CREDIT LIMIT INFORMATION. As of February 28, 2001, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                RECEIVABLES          OF TOTAL
                                                OUTSTANDING         RECEIVABLES
      CREDIT LIMIT                                 (000'S)          OUTSTANDING
      ------------                              --------            -----------
      Less than or equal to $1,000.00.....      $   617,850              1.3%
      $1,000.01 to $2,000.00..............      $ 2,046,031              4.4%
      $2,000.01 to $3,000.00..............      $ 2,429,602              5.3%
      Over $3,000.00......................      $41,178,091             89.0%
                                                -----------            -----
        Total.............................      $46,271,574            100.0%
                                                ===========            =====

      SEASONING. As of February 28, 2001, 71.8% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 2001 were distributed as follows:

                                              PERCENTAGE       PERCENTAGE
             AGE OF ACCOUNTS                  OF ACCOUNTS      OF BALANCES
             ---------------                  -----------      -----------
             Less than 12 Months.........        13.1%             15.7%
             12 to 23 Months.............        15.1%             15.9%
             24 to 35 Months.............         4.1%              2.7%
             36 Months and Greater.......        67.7%             65.7%
                                                -----             -----
                                                100.0%            100.0%
                                                =====             =====

      SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                             THREE MONTHS ENDED
                              FEBRUARY 28, 2001                  YEAR NOVEMBER 30,
                             ------------------         -----------------------------------
                                                         2000          1999           1998
                                                         ----          ----           ----
Aggregate Monthly Yields
    Excluding Recoveries           16.05%               16.34%        17.48%         18.02%
    Including Recoveries           16.73%               16.97%        18.26%         18.76%

      Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

      SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 2001, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                          AGGREGATE
                                           BALANCES         PERCENTAGE
PAYMENT STATUS                              (000'S)        OF BALANCES
--------------                             --------        -----------
Current............................        $40,569,566         87.7%
1 to 29 Days.......................        $ 2,732,156          5.9%
30 to 59 Days......................        $   986,826          2.1%
60 to 89 Days......................        $   692,948          1.5%
90 to 119 Days.....................        $   522,361          1.1%
120 to 149 Days....................        $   415,462          0.9%
150 to 179 Days....................        $   352,255          0.8%
                                           -----------        -----
                                           $46,271,574        100.0%
                                           ===========        =====

      SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                  AVERAGE OF THREE MONTHS
                    ENDED FEBRUARY 28, 2001                            AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                  -------------------------     -----------------------------------------------------------------------------------
                                                             2000                          1999                         1998
                                                ------------------------   ------------------------     ---------------------------
                   DELINQUENT                   DELINQUENT                 DELINQUENT                    DELINQUENT
                     AMOUNT                       AMOUNT                     AMOUNT                        AMOUNT
                    (000'S)       PERCENTAGE      (000'S)     PERCENTAGE     (000'S)     PERCENTAGE        (000'S)       PERCENTAGE
                    -------       ----------      -------     ----------     -------     ----------        -------       ----------
30-59 Days....     $  994,048        2.2%        $  831,836       2.0%      $  791,325        2.6%        $  759,521        2.6%
60-89 Days....     $  684,534        1.5%        $  547,193       1.3%      $  471,838        1.5%        $  456,059        1.5%
90-179 Days...     $1,232,930        2.7%        $  930,066       2.3%      $  815,619        2.6%        $  853,961        2.9%
                   ----------        ----        ----------       ---       ----------        ---         ----------        ---
Total.........     $2,911,512        6.4%        $2,309,095       5.6%      $2,078,782        6.7%        $2,069,541        7.0%
                   ==========        ====        ==========       ===       ==========        ===         ==========        ===


      Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

      SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                               THREE MONTHS ENDED FEBRUARY
                                                    FEBRUARY 28, 2001                      YEAR ENDED NOVEMBER 30,
                                               ----------------------------  ---------------------------------------------------
                                                                                 2000               1999                1998
                                                                                 ----               ----                ----
                                                                                           (DOLLARS IN THOUSANDS)
                                                                             ---------------------------------------------------
Average Receivables Outstanding.......                  $46,095,540          $41,064,509         $31,554,086         $29,749,158
Gross Charge-Offs.....................                  $   627,545          $ 2,059,933         $ 1,955,514         $ 2,215,002
Gross Charge-Offs as an Annualized
   Percentage of  Average Receivables
   Outstanding........................                      5.45%                 5.02%               6.20%               7.45%

      Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

      SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                        THREE MONTHS ENDED
                                         FEBRUARY 28, 2001                YEAR ENDED NOVEMBER 30,
                                         -----------------      -------------------------------------------
                                                                 2000              1999               1998
                                                                 ----              ----               ----
Average Monthly Payment Rate.....             15.67%            16.24%            16.73%             15.42%
Highest Monthly Payment Rate.....             16.96%            17.25%            17.83%             17.01%
Lowest Monthly Payment Rate......             14.83%            14.75%            15.19%             13.90%